                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT                             AUGUST 18, 1997
 (DATE OF EARLIEST EVENT REPORTED)

                          BFX HOSPITALITY GROUP, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                       COMMISSION FILE NUMBER 001-09822



        DELAWARE                                  75-1732794
(STATE OR OTHER JURISDICTION       (I.R.S. EMPLOYER IDENTIFICATION NO.)
     OF INCORPORATION)

   226 BAILEY AVENUE
     SUITE 101
   FORT WORTH, TEXAS                                  76107
(ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
         OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 332-4761
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Item 5

           (LETTERHEAD OF BFX HOSPITALITY GROUP, INC. APPEARS HERE)

JOINT PRESS RELEASE

For Immediate Release:
---------------------


                          BFX HOSPITALITY GROUP, INC.
                        (FORMERLY BUFFTON CORPORATION)
          ANNOUNCES REPURCHASE OF 21% OF ITS OUTSTANDING COMMON STOCK
                          AND SETTLEMENT OF STEEL AND
                               RYBACK LITIGATION


     August 19, 1997, BFX Hospitality Group, Inc. ("BFX - AMEX") today announced the settlement of its litigation against Steel Partners II, L.P. and Ryback Management Corporation, in which BFX had alleged among other things, that Steel, Ryback and others had been operating as a "group" under section 13(d) of the Securities Exchange Act. The defendants have denied all of the allegations of wrongful or unlawful conduct asserted in the litigation. Under the terms of the settlement, Ryback's shares of BFX common stock were purchased by Buffton for total consideration of $2,240,200; Steel's shares of BFX common stock were purchased by Buffton for total consideration of $1,638,250, a figure which includes the reimbursement of certain expenditures incurred by Steel Partners. The 1,629,300 shares of BFX common stock by Steel and Ryback were thus acquired for total consideration of $3,878,450, or $2.38 per share. The repurchased shares will be held by BFX as treasury shares, reducing the total number of outstanding shares of BFX common stock from 7,663,728 to 6,034,428. In addition, the defendants have agreed that for a period of ten years none of them or their affiliates or associates will, among other things, purchase Buffton securities, solicit proxies with respect to Buffton's voting securities, or form or participate in any group with respect to Buffton's securities.

     Lawrence Callahan of Ryback stated: "We have supported BFX management and in fact voted for the current board at the most recent annual meeting. We are pleased to have any misunderstandings clarified so promptly and are grateful to have the litigation resolved."

     Warren Lichtenstein, Chairman of Steel Partners, said: "We are grateful to have had an opportunity to meet directly with BFX management and give them our assurance that we never formed a "group" with Ryback and our assurance that we intended nothing hostile to their ongoing operation of the Company."

     Robert H. McLean, Chairman of BFX commented: "We went to Court to protect BFX's shareholders and we are thoroughly satisfied that this settlement is a positive step forward for the Company. With the Company's purchase of the shares owned by Steel and Ryback and under other terms of the settlement, we are confident that no "group" exists or will exist in the future between Steel Partners and Ryback Management."



Contact:
BFX:  Robert Korman, Vice President & Chief Financial Officer
226 Bailey Avenue, Suite 101
Fort Worth, Texas  76107
(817) 332-4761



                                    BFX HOSPITALITY GROUP, INC.



Dated:  August 29, 1997          By: /s/  Robert Korman
                                    ---------------------------
                                    Robert Korman, Vice President
                                    and Chief Financial Officer